                                                                   EXHIBIT 10.15


                          COPYRIGHT SECURITY AGREEMENT


         WHEREAS, SNELLING AND SNELLING, INC., a Pennsylvania corporation ("Grantor"), owns the Copyright registrations and Copyright applications listed on Schedule 1 annexed hereto and is a party to the Copyright Licenses listed on
Schedule 1 annexed hereto; and

         WHEREAS, Grantor, the lenders named therein ("Banks") and The First National Bank of Boston, as agent for Banks ("Secured Party") are parties to that certain Credit Agreement dated as of January 31, 1996 (as the same may be amended and in effect from time to time, the "Credit Agreement"), providing for extensions of credit to be made to Grantor by Secured Party and the other Banks; and

         WHEREAS, pursuant to the terms of the Borrower Security Agreement dated as of January 31, 1996 (as said Agreement may be amended and in effect from time to time, the "Security Agreement"), between Grantor and Secured Party, Grantor has granted to Secured Party a security interest in certain assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Copyrights (as defined in the Security Agreement), Copyright registrations, Copyright applications and Copyright Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Copyrights and all proceeds thereof, to secure the payment of all Obligations (as such term is defined in the Credit Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Secured Party a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired:

                 (1) each Copyright, Copyright application and Copyright registration, together with any reissues, extensions or renewals thereof, including, without limitation, the Copyrights, Copyright registrations and Copyright applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright, Copyright registration and Copyright application;

                 (2) each Copyright License and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright License, including, without limitation, each Copyright License referred to in Schedule 1 annexed hereto; and

                 (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Copyright or Copyright registration including, without limitation, the Copyright and Copyright registrations referred to in Schedule 1 annexed hereto, the





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         Copyright registrations issued with respect to the Copyright applications referred in Schedule 1 and the Copyrights licensed under the Copyright Licenses, or (b) injury to the goodwill associated with any Copyright, Copyright registration or Copyright licensed under any Copyright License.

This security interest is granted in conjunction with the security interests granted to Secured Party pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its duly authorized officer as of the 31st day of January 1996.

Acknowledged:

GRANTOR:                               SECURED PARTY:

SNELLING AND SNELLING, INC.            THE FIRST NATIONAL BANK OF BOSTON,
                                       as Agent

By: /s/ J. RUSSELL CREWS               By: /s/ WILLIAM C. PURINTON
   -------------------------------        --------------------------------------
Name:   J. Russell Crews               Name:   William C. Purinton
     -----------------------------          ------------------------------------
Title:  Senior Vice President          Title:  Vice President
      ----------------------------           -----------------------------------





COPYRIGHT SECURITY AGREEMENT - Page 2
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                                 ACKNOWLEDGMENT

STATE OF TEXAS
         -------------------------   )
                                     )
COUNTY OF DALLAS                     )
          ------------------------

         On the 31st day of January, 1996 before me personally appeared J. Russell Crews, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as Senior Vice President of Snelling and Snelling, Inc. who being by me duly sworn, did depose and say that he is Senior Vice President of Snelling and Snelling, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

                                        /s/ GREGORY J. HAUSDORF
                                        ----------------------------------------
                 {Seal}                 Notary Public


My commission expires: 06/29/96

                                 ACKNOWLEDGMENT

STATE OF MASSACHUSETTS
         -------------------------    )
                                      )
COUNTY OF SUFFOLK                     )
          ------------------------

         On the 30th day of January, 1996 before me personally appeared William
C. Purinton, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as Vice President of The First National Bank of Boston who being by me duly sworn, did depose and say that he is Vice President of The First National Bank of Boston, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

                                        JOAN BAIRD
                                        ----------------------------------------
                 {Seal}                 Notary Public


My commission expires: June 18, 1999






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